UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 17, 2004



                             ADSOUTH PARTNERS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                        0-33135               68-0448219
          (Commission File Number) (I.R.S. Employer Identification No.)


              2600 MICHAELSON, 17TH FLOOR, IRVINE, CALIFORNIA 92612
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 852-3588


                                 NOT APPLICABLE

   (Former name, former address and former fiscal year, if changed since last report)


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ITEM  7.       FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

99.4     Press  Release dated February 17, 2004 issued by Adsouth Partners, Inc.

ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

On February 17, 2004, Adsouth Partners, Inc. issued a press release announcing the financial results of its newly acquired subsidiary, Adsouth, Inc. for the period from July 8, 2003 (its date of inception) to December 31, 2003. A copy of the press release is furnished as Exhibit 99.4 to this report.

The  information  in  this report shall not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February  17,  2004

ADSOUTH  PARTNERS,  INC.

By:     /s/  John  P.  Acunto
        -------------------------
        Chief  Executive  Officer


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